UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 5, 2007

AMERICAN PACIFIC CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware	1-8137	59-6490478

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3770 Howard Hughes Parkway, Suite 300, Las Vegas, Nevada (Address of Principal Executive Offices)	89169 (Zip Code)

Registrant’s telephone number, including area code: (702) 735-2200

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2
EX-99.3

Item 8.01 Other Events
As previously reported, on February 6, 2007, American Pacific Corporation, a Delaware Corporation (“Parent”) issued and sold $110 million aggregate principal amount of 9.0% Senior Notes due February 1, 2015 (the “Senior Notes”).
In connection with the issuance of the Senior Notes, the Parent’s U.S. subsidiaries (“Guarantor Subsidiaries”) jointly, fully, severally, and unconditionally guaranteed the Senior Notes. The Parent’s sole foreign subsidiary (“Non-Guarantor Subsidiary”) is not a guarantor of the Senior Notes. The Parent has no independent assets or operations. The Non-Guarantor Subsidiary was acquired on October 1, 2005, and, accordingly, had no operations or cash flows for the year ended September 30, 2004.
Pursuant to SEC guidance, we are required to file financial information of our Guarantor Subsidiaries pursuant to Rule 3-10 of Regulation S-X. We have included in this Current Report on Form 8-K the information required by Rule 3-10(f) of Regulation S-X in our consolidated financial statements.
The revised consolidated financial statements contained in exhibit 99.1 of this Current Report on Form 8-K supersede the corresponding section of our annual report on Form 10-K for the year ended September 30, 2006.
The revised condensed consolidated financial statements contained in exhibit 99.2 of this Current Report on Form 8-K supersede the corresponding section of our quarterly report on Form 10-Q for the quarter ended December 31, 2006.
The revised condensed consolidated financial statements contained in exhibit 99.3 of this Current Report on Form 8-K supersede the corresponding section of our quarterly report on Form 10-Q for the quarter ended March 31, 2007.
Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited consolidated financial statements of American Pacific Corporation as of September 30, 2006 and 2005, and for each of the three years in the three-year period ended September 30, 2006, reflecting the addition of Note 15 to include financial information of the guarantor subsidiaries pursuant to Rule 3-10 of Regulation S-X, and including the Report of Independent Registered Public Accounting Firm dated January 6, 2007, except for Note 15, as to which the date is June 29, 2007.

99.2	Unaudited condensed consolidated financial statements of American Pacific Corporation as of December 31, 2006, and for each of the three-month periods ended December 31, 2006 and 2005, reflecting the addition of Note 13 to include financial information of the guarantor subsidiaries pursuant to Rule 3-10 of Regulation S-X.

99.3	Unaudited condensed consolidated financial statements of American Pacific Corporation as of March 31, 2007, and for each of the three-month and six-month periods ended March 31, 2007 and 2006, reflecting the addition of Note 13 to include financial information of the guarantor subsidiaries pursuant to Rule 3-10 of Regulation S-X.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Pacific Corporation
Date: July 5, 2007	By:	/s/ John R. Gibson
John R. Gibson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited consolidated financial statements of American Pacific Corporation as of September 30, 2006 and 2005, and for each of the three years in the three-year period ended September 30, 2006, reflecting the addition of Note 15 to include financial information of the guarantor subsidiaries pursuant to Rule 3-10 of Regulation S-X, and including the Report of Independent Registered Public Accounting Firm dated January 6, 2007, except for Note 15, as to which the date is June 29, 2007.

99.2	Unaudited condensed consolidated financial statements of American Pacific Corporation as of December 31, 2006, and for each of the three-month periods ended December 31, 2006 and 2005, reflecting the addition of Note 13 to include financial information of the guarantor subsidiaries pursuant to Rule 3-10 of Regulation S-X.

99.3	Unaudited condensed consolidated financial statements of American Pacific Corporation as of March 31, 2007 and 2006, and for each of the three-month and six-month periods ended March 31, 2007 and 2006, reflecting the addition of Note 13 to include financial information of the guarantor subsidiaries pursuant to Rule 3-10 of Regulation S-X.